(AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 3, 2000)



                                       INVESTMENT COMPANY ACT FILE NO. 811-09353
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------
                                    FORM N-2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
                                AMENDMENT NO. 3                             [X]
                                  -------------
                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact Name of Registrant as Specified in its Charter)

                     C/O J. & W. SELIGMAN & CO. INCORPORATED
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (212) 850-1864 or toll-free (800) 221-2450

                            THOMAS G. ROSE, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                            Donald R. Crawshaw, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                                  -------------

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                                EXPLANATORY NOTE

         This amendment number 3 to the registration statement of Seligman New Technologies Fund, Inc. under the Investment Company Act of 1940, as amended, is being filed for the sole purpose of filing exhibit k to the registration statement, the form of shareholder servicing agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, its duly authorized representative, in the City of New York, State of New York, on the 17th day of February, 2000.


                                        SELIGMAN NEW TECHNOLOGIES FUND, INC.



                                        By:    /s/ Brian T. Zino
                                           ------------------------------------
                                        Name:  Brian T. Zino
                                        Title: President




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                                  EXHIBIT INDEX

Exhibit     Description                                 Sequential Page Number
-------     -----------                                 ----------------------
Number
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k.          Form of Shareholder Servicing Agreement